SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 13, 2002

TCF Financial Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-10253	41-1591444
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Lake Street East, Mail Code EXO-03-A

Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(Zip Code)

(612) 661-6500

(Registrant’s telephone number, including area code)

Item 7(c).	EXHIBITS.

99.1	Statement under oath of Principal Executive Officer
99.2	Statement under oath of Principal Financial Officer

Item 9.	FILING OF WRITTEN STATEMENTS OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER

                On June 27, 2002, the Securities and Exchange Commission (the “Commission”) issued an order pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (the “Order”) requiring that the senior executives of certain identified companies file statements under oath attesting to the accuracy of such companies’ most recent annual and quarterly financial reports.  Although TCF Financial Corporation (the “Company”) is not subject to the Order, William A. Cooper, the Chairman and Chief Executive Officer (Principal Executive Officer) of the Company and Neil W. Brown, the Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer) of the Company have each executed a statement under oath that conforms to the requirements of the Order.

                Copies of the statements of Mr. Cooper and Mr. Brown are attached hereto as Exhibits 99.1 and 99.2, respectively.

SIGNATURE

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 13, 2002

                                                TCF FINANCIAL CORPORATION

/s/ Neil W. Brown
Neil W. Brown
Executive Vice President,
Chief Financial Officer and
Treasurer (Principal Financial Officer)